Exhibit 10.17

General Electric Capital Corporation
2 Bethesda Metro Center Suite 600
Bethesda, MD 20814-5318

VIA OVERNIGHT COURIER, TELECOPY OR EMAIL

September 22, 2015

Diplomat Pharmacy, Inc.

4100 S. Saginaw Street

Flint, MI 18507

Attn: Sean Whelan, Chief Financial Officer

Telecopy No: (810) 282-0195

Email: SWhelan@diplomat.is

Each Lender (including any L/C Issuer
and/or Swingline Lender, as applicable)
 under the Credit Agreement referred to below

RE:         Loan and Agency Transfer

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of April 1, 2015 (as the same has been amended, restated, amended and restated, modified, extended, renewed, substituted, and/or supplemented, the “Credit Agreement”), executed by and among Diplomat Pharmacy, Inc. (the “Borrower”), the other “Credit Parties” from time to time party thereto, the financial institutions from time to time party thereto as lenders (the “Lenders”), General Electric Capital Corporation (“GE Capital”), as the administrative agent for all Lenders (the “Agent”). Capitalized terms used in this letter (this “Letter”) that are not expressly defined herein shall have the same meanings given to them as set forth in the Credit Agreement.

Please be advised that, on August 11, 2015, GE Capital and Capital One, National Association (“Buyer”), entered into a Stock and Asset Purchase Agreement (the “SAPA”), pursuant to which GE Capital agreed to sell its healthcare financial services business unit to Buyer (or one or more of its affiliates) (the “Sale”). In connection with such Sale, each of GE Capital and GE Capital Bank, in its capacity as a Lender, intends to sell, assign and transfer 100% of its interests in the Loans and Commitments under the Credit Agreement to Healthcare Financial Solutions, LLC, a Delaware limited liability company (“HFS”), an affiliate of GE Capital, the ownership interests of which will be transferred by GE Capital (or one of its affiliates) to one or more affiliates of Buyer (collectively, the “HFS Transfer”). By its execution and delivery of this Letter, the Agent hereby notifies you of the intended HFS Transfer. Further, although the Borrower’s consent may not be required under the Credit Agreement for the HFS Transfer, each of GE Capital Bank and GE Capital hereby requests that the Borrower and, in the case of revolving loans and commitments, any letter of credit issuer thereunder (an “L/C Issuer”) consent to the HFS Transfer.

In connection therewith, please be advised that GE Capital intends to resign as Agent, and, to the extent

Agency and Loan Transfer Consent and Agreement

applicable, as Swingline Lender and as L/C Issuer (the “Resignation”) under the Credit Agreement, and HFS (prior to the Sale, an affiliate of GE Capital, and from and after the Sale, an affiliate of Buyer) desires to become the successor Agent (the “Successor Agent”) and, to the extent applicable, the successor Swingline Lender (the “Successor Swingline Lender”) and to become or appoint, to the extent applicable, a successor L/C Issuer (the “Successor L/C Issuer”) in replacement of and substitution for GE Capital (collectively, the “Agency Substitution”). Accordingly, GE Capital hereby requests that the Required Lenders appoint, and that the Borrower consent to such appointment of, the Successor Agent under the Credit Agreement in connection with the Agency Substitution, effective as of the Effective Date (as defined below). In furtherance of the foregoing, all terms referencing or appointing GE Capital as Agent (and, to the extent applicable, Swingline Lender and L/C Issuer) in the Credit Agreement or the other Loan Documents or Credit Documents, as the case may be (and other documents executed in connection therewith, including fee letters and environmental indemnities), shall be deemed amended from and after the Effective Date to reference the Successor Agent, as Agent (and, to the extent applicable, the Successor Swingline Lender as Swingline Lender and the Successor L/C Issuer as L/C Issuer).

By your respective signatures in the applicable space provided below, (i) in the case of (A) the Borrower, subject to and in reliance on the representations and warranties and covenants of Buyer and GE Capital set forth in that certain comfort letter, dated on or around the date hereof, executed by Buyer and GE Capital and delivered to you, and (B) to the extent applicable, any Swingline Lender and/or L/C Issuer, in each case, you hereby confirm your consent to the HFS Transfer and you hereby confirm your consent to the appointment of the Successor Agent and consent to the Agency Substitution, as applicable and (ii) in the case of the Required Lenders under the Credit Agreement, you hereby confirm your consent to the appointment of the Successor Agent and consent to the Agency Substitution, as applicable, and, in each case, which Agency Substitution will be effective as of the date (the “Effective Date”) set forth in the notice, to be provided to you by GE Capital promptly following the consummation of the HFS Transfer and Agency Substitution, confirming the HFS Transfer and the Agency Substitution. Furthermore, your consent to the foregoing is also a waiver of (x) any consents or amendments to the Credit Agreement needed to effectuate the HFS Transfer, including any requirement under the Credit Agreement to use an agreed form to effectuate an assignment of Loans and Commitments and (y) any prior notice requirement or waiting period prior to the effectiveness of the Resignation and Agency Substitution otherwise provided for in the Credit Agreement.

Note that by their respective signatures below, GE Capital and GE Capital Bank (in their respective capacities as Agent, Lender, and, to the extent applicable, L/C Issuer and/or Swingline Lender as set forth on the signature page hereto) hereby consents to the HFS Transfer and the Agency Substitution to the extent required under the Credit Agreement.

The Borrower hereby authorizes the Successor Agent to file or cause to be filed such UCC, intellectual property security agreements, mortgages, share charges, stock pledge agreements and any other documents, including Collateral Documents, assignments and/or amendments as may reasonably be necessary in connection with the Agency Substitution (it being understood that the Borrower shall not be responsible for the fees and expenses of the Agent or the Successor Agent in connection therewith).

This Letter shall constitute a Loan Document or Credit Document, as the case may be, and is governed by, and shall be construed in accordance with, the internal laws of the State of New York or, if different, the laws of the jurisdiction specified in the Credit Agreement as governing the Credit Agreement.

This Letter may be executed by one or more of the parties to this Letter on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same

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instrument. Delivery of an executed signature page of this Letter by facsimile or other electronic transmission (including by “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart hereof.

Please confirm your consent to the foregoing by signing this Letter in the space indicated below for that purpose.

[Signature pages follow]

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Sincerely,

GENERAL ELECTRIC CAPITAL

CORPORATION, in its capacity as Agent,

L/C Issuer, Swingline Lender and Lender, as the case may be,

By:	/s/ H. Darren Alcas
Name: H. Darren Alcas
Title: Duly Authorized Signatory

GE CAPITAL BANK, in its capacity as Lender,

By:	/s/ Paul Sleet
Name: Paul Sleet
Title: Duly Authorized Signatory

BORROWER:

DIPLOMAT PHARMACY, INC.

By:	/s/ Sean M. Whelan
	Name:	Sean M. Whelan
	Title:	CFO

DIPLOMAT PHARMACY, INC. AGENCY AND LOAN TRANSFER
CONSENT AND AGREEMENT

Bank of America, N.A.,
as Lender (including as an L/C Issuer and/or
Swingline Lender, as the case may be)

By:	/s/ Linda E.C. Alto
Name: Linda E.C. Alto
Title: Senior Vice President

If a second signatory is required:

By:
Name:
Title:

DIPLOMAT PHARMACY, INC. AGENCY AND LOAN TRANSFER
CONSENT AND AGREEMENT

CAPITAL ONE, N.A.,

as Lender (including as an L/C Issuer and/or

Swingline Lender, as the case may be)

By:	/s/ Charles V. Boyle
Name: Charles V. Boyle
Title: Vice President

DIPLOMAT PHARMACY, INC. AGENCY AND LOAN TRANSFER
CONSENT AND AGREEMENT

Citizens Bank, N.A.,

as Lender (including as an L/C Issuer and/or

Swingline Lender, as the case may be)

By:	/s/ Cheryl Carangelo
Name: Cheryl Carangelo
Title: Managing Director

If a second signatory is required:

By:
Name:
Title:

DIPLOMAT PHARMACY, INC. AGENCY AND LOAN TRANSFER
CONSENT AND AGREEMENT

Comerica Bank,

as Lender (including as an L/C Issuer and/or

Swingline Lender, as the case may be)

By:	/s/ Michael Cliff
Name: Michael Cliff
Title: Vice President

DIPLOMAT PHARMACY, INC. AGENCY AND LOAN TRANSFER

CONSENT AND AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Lender

By:	/s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

By:	/s/ Max Wallins
Name: Max Wallins
Title: Authorized Signatory

DIPLOMAT PHARMACY, INC. AGENCY AND LOAN TRANSFER
CONSENT AND AGREEMENT

Deutsche Bank AG NY Branch,
as Lender

By:	/s/ Michael Winters
Name: Michael Winters
Title: Vice President

If a second signatory is required:

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

DIPLOMAT PHARMACY, INC. AGENCY AND LOAN TRANSFER
CONSENT AND AGREEMENT

FIFTH THIRD BANK,

as Lender (including as an L/C Issuer and/or

Swingline Lender, as the case may be)

By:	/s/ Nathaniel E. Sher
Nathaniel E. Sher
Vice President

If a second signatory is required:

By:
Name:
Title:

DIPLOMAT PHARMACY, INC. AGENCY AND LOAN TRANSFER
CONSENT AND AGREEMENT

FirstMerit bank, N.A.,

as Lender (including as an L/C Issuer and/or

Swingline Lender, as the case may be)

By:	/s/ John Zimbo
Name: John Zimbo
Title: Vice President

DIPLOMAT PHARMACY, INC. AGENCY AND LOAN TRANSFER
CONSENT AND AGREEMENT

Flagstar Bank, FSB,
as Lender (including as an L/C Issuer and/or
Swingline Lender, as the case may be)

By:	/s/ Elizabeth K Hausman
Name: Elizabeth K Hausman
Title: First Vice President

If a second signatory is required:

By:
Name:
Title:

DIPLOMAT PHARMACY, INC. AGENCY AND LOAN TRANSFER
CONSENT AND AGREEMENT

The Huntington National Bank,

as Lender (including as an L/C Issuer and/or

Swingline Lender, as the case may be)

By:	/s/ Cheryl B. Holm
Name: Cheryl B. Holm
Title: Sr. Vice President

DIPLOMAT PHARMACY, INC. AGENCY AND LOAN TRANSFER
CONSENT AND AGREEMENT

MORGAN STANLEY SENIOR FUNDING, INC.,

as Lender

By:	/s/ Allen Chang
Name: Allen Chang
Title: Vice President

DIPLOMAT PHARMACY, INC. AGENCY AND LOAN TRANSFER
CONSENT AND AGREEMENT

MUFG Union Bank, N.A.,
as Lender

By:	/s/ Brian McNany
	Name:	Brian McNany
	Title:	Director

DIPLOMAT PHARMACY, INC. AGENCY AND LOAN TRANSFER
CONSENT AND AGREEMENT

Talmer Bank & Trust,
as Lender (including as an L/C Issuer and/or
Swingline Lender, as the case may be)

By:	/s/ Brian Banning
Name: Brian Banning
Title: Managing Director

If a second signatory is required:

By:
Name:
Title:

DIPLOMAT PHARMACY, INC. AGENCY AND LOAN TRANSFER
CONSENT AND AGREEMENT

Wells Fargo Bank N.A.,

as Lender (including as an L/C Issuer and/or

Swingline Lender, as the case may be)

By:	/s/ Scott Sanford
Name: Scott Sanford
Title: Duly Authorized Signatory

If a second signatory is required:

By:
Name:
Title:

DIPLOMAT PHARMACY, INC. AGENCY AND LOAN TRANSFER
CONSENT AND AGREEMENT

JPMorgan Chase Bank N.A.,

as Lender (including as an L/C Issuer and/or

Swingline Lender, as the case may be)

By:	/s/ WiesLaw R. Sliwinski
Name: WIESLAW R. SLIWINSKI
Title: AUTHORIZED SIGNER